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                         MAINSTAY VP SERIES FUND, INC.

               Supplement dated December 14, 2007 ("Supplement") to the Prospectus dated May 1, 2007, as supplemented from time to time

MAINSTAY VP BOND PORTFOLIO                       MAINSTAY VP HIGH YIELD CORPORATE BOND PORTFOLIO
MAINSTAY VP CAPITAL APPRECIATION PORTFOLIO       MAINSTAY VP ICAP SELECT EQUITY PORTFOLIO
MAINSTAY VP CASH MANAGEMENT PORTFOLIO            MAINSTAY VP INTERNATIONAL EQUITY PORTFOLIO
MAINSTAY VP COMMON STOCK PORTFOLIO               MAINSTAY VP LARGE CAP GROWTH PORTFOLIO
MAINSTAY VP CONVERTIBLE PORTFOLIO                MAINSTAY VP S&P 500 INDEX PORTFOLIO
MAINSTAY VP DEVELOPING GROWTH PORTFOLIO          MAINSTAY VP TOTAL RETURN PORTFOLIO
MAINSTAY VP GOVERNMENT PORTFOLIO                 MAINSTAY VP VALUE PORTFOLIO

        This Supplement updates certain information contained in the above-dated Prospectus for MainStay VP Series Fund, Inc. (the "Fund") regarding the above listed Portfolios, each a series of the Fund. You may obtain copies of the Prospectus and the Statements of Additional Information free of charge, upon request, by calling toll-free 1-800-598-2019, or by writing to New York Life Insurance and Annuity Corporation, 51 Madison Avenue, New York, NY 10010.

     A. At a meeting held on December 7, 2007, the Board of Directors of the Fund voted to approve the following proposals, subject to shareholder approval:

     1. A reorganization of the MainStay VP Value Portfolio ("Value Portfolio"), subadvised by MacKay Shields LLC, with and into the MainStay VP ICAP Select Equity Portfolio ("ICAP Select Equity Portfolio"), subadvised by Institutional Capital LLC; and

     2. A revised and restated Management Agreement (the "New Management Agreement") between New York Life Investment Management LLC, the Fund's investment manager, and the Fund. The New Management Agreement affects only those Portfolios of the Fund listed below. One of the purposes of the New Management Agreement is to consolidate the existing advisory services agreement and administrative services agreement into one agreement, consistent with the Fund's other Portfolios and the other Funds in the MainStay Group of Funds. As will be described more fully in the proxy statement to shareholders, the fee schedules related to the New Management Agreement will change. For certain Portfolios this change will consist of a combination of advisory and administrative fees, others will incur a fee increase, and most all Portfolios will also have a new breakpoint schedule.

        This proposal pertains to shareholders of the MainStay VP Bond Portfolio, MainStay VP Capital Appreciation Portfolio, MainStay VP Cash Management Portfolio, MainStay VP Common Stock Portfolio, MainStay VP Convertible Portfolio, MainStay VP Developing Growth Portfolio, MainStay VP Government Portfolio, MainStay VP High Yield Corporate Bond Portfolio, MainStay VP ICAP Select Equity Portfolio, MainStay VP International Equity Portfolio, MainStay VP Large Cap Growth Portfolio, MainStay VP S&P 500 Index Portfolio and MainStay VP Total Return Portfolio.

     Each of the proposals summarized above will be detailed in a separate proxy statement. Shareholders who own shares of the above listed Portfolios as of January 4, 2008 will receive further information regarding these proposals in proxy statements that will be mailed on or about February 1, 2008. Each proxy statement will include voting instruction cards with which to vote on the proposals, as applicable, at special meetings to be held on March 17, 2008. If the proposals are approved by shareholders, the revised and restated Management Agreement will become effective on May 1, 2008 and the proposed merger of the Value Portfolio with and into the ICAP Select Equity Portfolio will close on or about May 15, 2008.

     At the December 7, 2007 meeting, in addition to approving the above proposals, the Board also approved a change to the investment objective of the ICAP Select Equity Portfolio from "to seek capital appreciation" to "to seek a superior total return." This modified investment objective is consistent with the investment objective currently applicable to the MainStay ICAP Select Equity Fund, a different mutual fund advised by the Portfolio's subadvisor utilizing a substantially similar investment strategy. This change is not expected to result in a material change in the manner in which the subadvisor manages the ICAP Select Equity Portfolio. This change does not require shareholder approval and is effective immediately.

     B. Effective immediately, the "Portfolio Managers" section, beginning on page A-67 of the Prospectus, is revised to amend the portfolio manager listing for the Common Stock Portfolio as follows:

        Common Stock Portfolio - Harvey Fram and Migene Kim

     C. Effective immediately, the "Portfolio Manager Biographies" section, beginning on page A-68 of the Prospectus, is amended to add the biography of Migene Kim:

        Migene Kim, CFA Ms. Kim has been a part of the management team for the VP Common Stock Fund since 2007. Prior to joining NYLIM in 2005, Ms. Kim spent seven years as a quantitative research analyst at INVESCO's Structured Products Group. She started her career as an analyst at the Market Risk Management Group of Chase Manhattan Bank in 1993. Ms. Kim earned her MBA in Financial Engineering from the MIT Sloan School of Management and is a summa cum laude graduate in Mathematics from the University of Pennsylvania where she was elected to Phi Beta Kappa. She is also a CFA charterholder.

            PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.